UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of

the Securities Exchange Act of 1934

Date of earliest event reported: JUNE 2, 2004

GLOBAL ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	0-50643	86-0933274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

4909 E. McDowell, Suite 104

Phoenix, Arizona 85008-4293

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (480) 994-0772

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 2, 2004, Global Entertainment Corporation (“GEC”) issued a news release announcing the launch of a new subsidiary to provide ticketing services, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference. In addition, On June 8, 2004, GEC issued a news release announcing the commencement of trading of its common stock on the OTC Bulletin Board under the symbol “GECO”, announcing the appointment of J. Craig Johnson as Senior Vice President and Chief Financial Officer, and announcing the promotion of Brad Treliving to Executive Vice President, Wayne H. Davis to Vice President, and Philip La Joie to Vice President of Accounting, a copy of which press release is attached as Exhibit 99.2 hereto and incorporated herein by this reference.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
99.1	Press release of Global Entertainment Corporation dated June 2, 2004.

99.2	Press release of Global Entertainment Corporation dated June 8, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL ENTERTAINMENT CORPORATION

Date: June 10, 2004	/s/ Richard Kozuback
Richard Kozuback
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Global Entertainment Corporation dated June 2, 2004.

99.2	Press release of Global Entertainment Corporation dated June 8, 2004.

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